EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

OPERATIONAL PERFORMANCE FOR DECEMBER 2003

HOUSTON, Jan. 5, 2004 - Continental Airlines (NYSE: CAL) today reported a record December systemwide mainline load factor of 77.0 percent, 3.1 points above last year's December load factor. In addition, the airline had a record December domestic mainline load factor of 76.2 percent, 0.8 points above December 2002, and a record international mainline load factor of 78.1 percent, 6.7 points above December 2002.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 76.8 percent and a systemwide mainline completion factor of 99.1 percent.

In December 2003, Continental flew 5.2 billion mainline revenue passenger miles

(RPMs) and 6.7 billion mainline available seat miles (ASMs) systemwide, resulting in a traffic increase of 7.6 percent and a capacity increase of 3.3 percent as compared to

December 2002. Domestic mainline traffic was 3.2 billion RPMs in December 2003, up 3.9 percent from December 2002, and domestic mainline capacity was 4.2 billion ASMs, up 2.7 percent from December 2002.

Systemwide December 2003 passenger revenue per available seat mile (RASM) is estimated to have increased between 0.5 and 1.5 percent compared to December 2002. For November 2003, systemwide RASM increased 5.5 percent as compared to November 2002. If the Sunday immediately following Thanksgiving had occurred in December this year as it did last year, November 2003 systemwide RASM would have increased only about 3 percent year-over-year while December 2003 systemwide RASM would have increased between 3.0 percent and 4.0 percent year-over-year.

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Continental's regional operations (Continental Express) set a record December load factor of 70.6 percent, 3.1 points above last year's December load factor. Regional

RPMs were 555.1 million and regional ASMs were 786.0 million in December 2003, resulting in a traffic increase of 46.3 percent and a capacity increase of 39.9 percent versus December 2002.

Continental Airlines is the world's seventh-largest airline with more than 2,200 daily departures to 127 domestic and 96 international destinations throughout the Americas, Europe and Asia. With 42,000 mainline employees, the airline has hubs serving New York, Houston, Cleveland and Guam, and carries approximately 41 million passengers per year. Fortune ranks Continental one of the 100 Best Companies to Work For in America, highest among major U.S. carriers in the quality of its service and products, and No. 2 on its list of Most Admired Global Airlines. For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2002 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

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PRELIMINARY TRAFFIC RESULTS
DECEMBER	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	3,170,838	3,052,537	3.9 Percent

International	2,012,228	1,763,184	14.1 Percent
Transatlantic	861,823	737,911	16.8 Percent
Latin America	689,897	661,408	4.3 Percent
Pacific	460,508	363,865	26.6 Percent

Mainline	5,183,066	4,815,721	7.6 Percent

Regional	555,088	379,299	46.3 Percent

AVAILABLE SEAT MILES (000)
Domestic	4,159,219	4,050,753	2.7 Percent

International	2,575,430	2,469,117	4.3 Percent
Transatlantic	1,051,225	986,532	6.6 Percent
Latin America	917,322	910,650	0.7 Percent
Pacific	606,884	571,935	6.1 Percent

Mainline	6,734,650	6,519,871	3.3 Percent

Regional	786,042	561,919	39.9 Percent

PASSENGER LOAD FACTOR
Domestic	76.2 Percent	75.4 Percent	0.8 Points

International	78.1 Percent	71.4 Percent	6.7 Points
Transatlantic	82.0 Percent	74.8 Percent	7.2 Points
Latin America	75.2 Percent	72.6 Percent	2.6 Points
Pacific	75.9 Percent	63.6 Percent	12.3 Points

Mainline	77.0 Percent	73.9 Percent	3.1 Points

Regional	70.6 Percent	67.5 Percent	3.1 Points

CARGO REVENUE TON MILES (000)
Total	77,509	74,334	4.3 Percent

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FULL YEAR	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	36,215,173	36,117,740	0.3 Percent

International	22,951,755	23,224,670	(1.2) Percent
Transatlantic	10,574,615	10,476,350	0.9 Percent
Latin America	7,635,614	7,499,208	1.8 Percent
Pacific	4,741,526	5,249,112	(9.7) Percent

Mainline	59,166,928	59,342,410	(0.3) Percent

Regional	5,769,162	3,946,914	46.2 Percent

AVAILABLE SEAT MILES (000)
Domestic	47,499,897	48,944,271	(3.0) Percent

International	30,890,164	31,182,047	(0.9) Percent
Transatlantic	13,713,065	13,496,122	1.6 Percent
Latin America	10,382,554	10,521,296	(1.3) Percent
Pacific	6,794,545	7,164,629	(5.2) Percent

Mainline	78,390,061	80,126,318	(2.2) Percent

Regional	8,424,671	6,212,309	35.6 Percent

PASSENGER LOAD FACTOR
Domestic	76.2 Percent	73.8 Percent	2.4 Points

International	74.3 Percent	74.5 Percent	(0.2) Points
Transatlantic	77.1 Percent	77.6 Percent	(0.5) Points
Latin America	73.5 Percent	71.3 Percent	2.2 Points
Pacific	69.8 Percent	73.3 Percent	(3.5) Points

Mainline	75.5 Percent	74.1 Percent	1.4 Points

Regional	68.5 Percent	63.5 Percent	5.0 Points

CARGO REVENUE TON MILES (000)
Total	918,714	908,834	1.1 Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
DECEMBER	2003	2002	Change
On-Time Performance[1]	76.8%	76.4%	0.4 Points
Completion Factor[2]	99.1%	99.2%	(0.1) Points

FULL YEAR	2003	2002	Change
On-Time Performance[1]	82.0%	83.5%	(1.5) Points
Completion Factor[2]	99.4%	99.7%	(0.3) Points

November 2003 consolidated breakeven load factor[3,4]			76.6 Percent
December 2003 estimated year-over-year RASM change			0.5-1.5 Percent
December 2003 estimated average price per gallon of fuel, excluding fuel taxes			87.0 Cents
December 2003 estimated consolidated breakeven load factor[3,5]			66 Percent
December 2003 actual consolidated load factor[6]			76.3 Percent
January 2004 estimated consolidated breakeven load factor[3]			77 Percent

YEAR-OVER-YEAR RASM[7]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November	(1.7) Percent	(18.4) Percent
December	10.1 Percent	(5.7) Percent
	2003 vs. 2002	2003 vs. 2001
January	3.5 Percent	(11.0) Percent
February	(0.4) Percent	(11.3) Percent
March	(11.7) Percent	(17.4) Percent
April	(1.0) Percent	(11.3) Percent
May	2.0 Percent	(4.3) Percent
June	0.3 Percent	(5.2) Percent
July	4.9 Percent	0.7 Percent
August	4.4 Percent	1.5 Percent
September	5.3 Percent	16.7 Percent
October	4.4 Percent	14.1 Percent
November	5.5 Percent	3.7 Percent
December (estimated)	0.5-1.5 Percent	10.5-11.5 Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Net gain on sale of investment in Hotwire accounts for 5.2 percentage points in November 2003.

5 Net gain on sale of investment in Orbitz and mark to market of remaining investment in Orbitz following Orbitz's IPO accounts for approximately 10 percentage points in December 2003.

6 Includes Continental Airlines and Continental Express

7 CAL has been releasing RASM data since May 2001

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